
cbdMD™ COMPANY PROFILE 2022
feel your best.

Safe Harbor Statement

This presentation contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements can be identified by the use of words such as "should," "may," "intends," "anticipates," "believes," "estimates," "projects," "forecasts," "expects," "plans," and "proposes." These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. You are urged to carefully review and consider any cautionary statements and other disclosures, including the statements made under the heading "Risk Factors" in cbdMD, Inc.'s Annual Report on Form 10-K for the fiscal year ended September 30, 2021, as filed with the Securities and Exchange Commission (the "SEC"), on December 17, 2021, and our other filings with the SEC. cbdMD, Inc. does not undertake any duty to update any forward-looking statements except as may be required by law. The information which appears on our websites and our social media platforms, including, but not limited to, Instagram and Facebook, is not part of this presentation.

Spotlight on cbdMD.



- **Founded:** 2015
- **Ticker:** YCBD, YCBDpA (NYSE American)
- **HQ:** Charlotte, NC
- **FY21 Net Sales:** $44.5M
- **FY21 Gross Profit Margin:** 67.4%

Product Distribution Channels

- Proprietary E-Commerce Sites: cbdMD.com, PawCBD.com, DirectCBDOnline.com
- Over 6,000 retail locations
- Select Retailers: Wegmans, GNC, Save Mart
- Marketing Partners & Affiliates: Joe Rogan Experience, Bubba Watson, Dan Le Batard & Jimmie Johnson and more

The Brand **Evolution**

2015 Level Brands is founded

2017 The cbdMD brand is launched
Level Brands debuts its IPO on the NYSE stock exchange

2018 The Farm Bill passes and Hemp is legalized
Level Brands buys the cbdMD brand (Cure Based Development)

2019 Level Brands is rebranded cbdMD, Inc, ("YCBD") on the NYSE
cbdMD becomes the first and only pure play CBD company to be listed on the NYSE
cbdMD becomes the dominant THC-Free brand focused on hemp derived products
cbdMD signs 2x Masters Champion Bubba Watson as Brand Ambassador
Team cbdMD establishes itself as a leading influencer group in the CBD industry

2020 cbdMD launches Paw CBD and quickly becomes one of the leading CBD pet brands

2021 cbdMD expands its product offering to include Full Spectrum products to address growing consumer market trends
cbdMD Therapeutics is created to expand research and development
Dr. Sibyl Swift, formerly of the FDA, joins cbdMD as VP of Scientific and Regulatory Affairs
cbdMD launches its Botanicals beauty and skin care line

2022 cbdMD expands its international footprint to 30 markets
cbdMD continues to grow its retail presence into GNC and Wegmans
First brand with NSF Product certification and NSF Certified for Sport
cbdMD adds hemp-derived Delta-9 products
cbdMD eclipses $137 million in net sales and over 1.5 customer orders fulfilled


cbdMD
CBD OIL
750 MG

Make Every Day **Better**.

At cbdMD, we deliver affordable hemp-derived solutions that transform people's lives for the better.



Unlocking **Our Best Version**.


cbdMD
CBD OIL
CBD
cbdMD
FULL SPECTRUM
CALM GUMMIES
CBD + THC
200 MG
4 MG
PER SERVING
60 MIXED BERRY GUMMIES
ADULT USE ONLY 21+
DIETARY SUPPLEMENT

Our commitment to shareholders:

Profitability - Operational excellence to right size our cost structure and operate from a sustainable core.

Growth - Make our impactful CBD blends available to more people. *Soft industry revenues are tied to ineffective, low-strength products.* Changes to our operating structure have allowed us to reposition our portfolio for efficacy and affordability to attract new users, new channels and extend loyalty.

Innovation - Invest in R&D and science. Partner and invest in opportunities that deliver effective, natural solutions to resolve concerns related to pain, mobility, anxiety, sleep, etc. *Functional products with a purpose, delivering botanically-derived solutions.*

For the Good of Everyone.

We are the industry leader and innovator in producing hemp-derived products.

We **own and operate** three nationally recognized brands:



WINNER:
CBD Topical
Survey of 40,000 people by Kantar

WINNER:
CBD Ingestible
Survey of 40,000 people by Kantar

cbdMD™

Tinctures, Gummies, Topicals, Capsules, Sleep Aids,
Broad Spectrum • Full Spectrum • Delta 9



WINNER:
CBD Pet
Survey of 40,000 people by Kantar

paw cbd™

Tinctures, Chews, Treats, Balm



cbdMD™ BOTANICALS

Oils, Serums, Toners, Moisturizers, Masks, Exfoliants, Body Lotions


HONDA
LEGION
JOHNSON
cbdMD
ally
Jimmie Johnson


Daniel Cormier


MOPAR
Leah Pruett


cbdMD
Bubba Watson

Always **Breaking Barriers**.

With athlete sponsorships, cbdMD Has been a pioneer in destigmatizing cannabis and broadening audience acceptance.

Viewers recognize their own ailments in those of their role models.

We've set the foundation by building trust through education and awareness.

Now we're poised to expand into more segments and emerging markets with even deeper penetration.

cbdMD

Better for Everyone.

Creating the industry standard for product development and regulation.

What you see on the label is in the bottle. You can trust in safety.

The Leader in Safety and Performance

- First CBD Company to Earn Prestigious NSF International's Certified for Sport® Certification
- First American CBD Brand to Receive Validation by the United Kingdom Food Standards Agency
- EU's Food Safety Authority Validated cbdMD's Hemp Extract Formulation, currently only validated CBD
- cbdMD's Dr. Swift provided testimony to the FDA Science Board on proper safety methods for CBD products
- Launched "Regulatory Roadmap For The CBD Industry" with The Natural Products Association
- Earned NASC Quality Seal for its PAW CBD line of products
- cbdMD Therapeutic division has both animal and human clinical studies (USC and CSU) near completion
- Certified NSF 455 cGMP - Our products are made in FDA registered facilities which are independently cGMP certified

Certifications & Our Partners

The **Best** is Yet to Come.

We're building scalable growth to bring the best product solutions to market - and the future is brighter than ever

CBD MARKET SIZE[1]


$12
$10
$8
$6
$4
$2
$ -
BILLIONS
2020
2021
2022
2023
2024
2025
2026
2027

[1]Source: Brightfield US CBD Market Industry Update | June 2022, assumes FDA guidance by 2024.

Projections & Focus.

Cannabis and complimentary cannabinoids, like Delta 9 and CBD, represent an aggressive growth path for the CBD industry.


100
Billion[2]
17.5
Billion
2021
2030

Cannabis Market Projections
(figures shown in billions, US$)
[2]Source: BDSA estimates for the US cannabis industry

By 2026, CBD sales are expected to double to $10 billion, driven by:

- Ingestibles like gummies, capsules and drinks (40% CAGR)
- Larger mainstream distribution channels, including Grocery and C-Store (+30% CAGR)
- **CBD industry online sales could near $4.0 billion, accounting for nearly 36% of the total market[1]**

2021-22 Demographics:

- Consumption of CBD among product purchasers has increased significantly over the course of 2021, with **47% of product purchasers ages 21+ reporting daily use of CBD products during Q3**

Life **is Good.**

We Make Affordable Everyday Wellness Even Better. **Because everyday is an opportunity to feel your best.**

- We know we have safe and effective products - *We spent 2 years and millions of dollars on safety, R&D and clinical trials.*
- We know the more you take, the better you feel - *Customers told us and studies support it.*
- We know consumers are facing unprecedented inflation - *US Consumer Price Index (CPI).*


cbdMD
SOFTGELS
cbdMD
GUMMIES
cbdMD
GUMMIES
CBD
cbdMD
CBD OIL
cbdMD
CBD OIL
cbdMD
CBD OIL
CBD + THC
cbdMD
SLEEP PM
CBD + THC
cbdMD
GUMMIES
CBD + THC
cbdMD
CALM GUMMIES
CBD + THC
cbdMD
SLEEP GUMMIES
CBD + THC
cbdMD
CAPSULES
CBD + THC

So....we wanted to disrupt the industry and spent Fiscal Q3 & Q4 transitioning cbdMD to support the **STRONGEST CBD** at prices that make people feel their **BEST.**

Bolstering your day with functional benefits

Supporting your everyday needs.


cbdMD
GUMMIES
CBD
cbdMD
SLEEP PM
CBD + THC
cbdMD
CALM GUMMIES
CBD + THC
cbdMD
RECOVER
cbdMD
FOCUS
1000 MG

Everyday Wellness
- Mood Improvement
- Immunity
- Pain Relief

Sleep Quality
- Fall Asleep Faster
- Better Sleep Quality
- More Restful Sleep

Relaxation
- Less Stress
- Mood Balance
- Less Anxious

Recovery
- Pain Relief
- Muscle Relaxation
- Exercise Recovery

Focus
- Improved Memory
- Mental Clarity
- Increased Concentration



paw cbd

Because pets are **family too.**

Pet owners want to make their best friends' lives better. They see the wellness benefits of CBD for themselves and want the same for their cats and dogs, too. The powerful, plant-based properties of CBD are just as beneficial for our pets, and happy owners turn to Paw CBD because it complements everyday wellness and helps maintain a sense of calm, manage signs of daily stress, and support physical comfort and mobility.

For Dogs

- Functional soft chews: Calming and Hip+Joint
- Hemp-based CBD oil tinctures in original and Calming
- CBD soft and hard chews, peanut butter, and balm

For Cats

- Functional soft chews: Kidney support
- Hemp-based CBD oil tinctures in original and Calming
- Soft chews

"This is the best thing that I've ever purchased for my dog... She is able to walk, jump, and play around with comfort. She is living her life instead of crying in pain. So thankful for Paw CBD for creating this product." – Marjorie

We help best friends live their best lives.

cbdMD

Born in Nature, Enhanced by Science

Pushing boundaries in deriving natural, effective, claims-based products. cbdMD is formulating proprietary cannabinoid blends with unique combinations to create highly effective products that address a multitude of needs.

March

NSF CERTIFIED SPORT

NSF For Sport

- Industry first for NSF for Sport
- Targeting millions of high-performance athletes, government workers, first responders, and others who can't fail drug tests.
- All the benefits of CBD, none of the THC!

April


cbdMD
Δ9 THC

Delta 9

- Hemp derived alternative for +$4B cannabis edible market
- cbdMD Delta 9 targets millions of consumers who are looking for a stronger experience with better value.

May


cbdMD
FOCUS
1000 MG

Focus

- Formulated with key nootropics supported by clinical studies
- Increased Productivity, Improved Executive Function, Attention, Memory, Sustained focus

September


cbdMD
GUMMIES
cbdMD
SOFTGELS

6000mg Gummies & Softgels

- Pushing the boundaries on mg formulation strength
- Our clinicals indicate improvement on mobility, mood and pain
- Making the benefits available to wider consumer base

Coming soon!



cbdMD Pain

- Patented ingredients and clinically supported claims
- Targeting a more natural solution to the +$70B[1] synthetically manufactured pain industry

cbdMD's reach in the nutraceutical and therapeutics world provides us unique access to novel ingredients that pave the way for our queue of differentiated products into 2023 and beyond.

[1]Facts & Factors January 2022 report titled "Pain Management Therapeutics Market By Drug Class."

Better Experiences & Advocates.

Creating strong brand identity through exceptional customer experience and service.

over 4,000 5-star reviews

Customer Experience & Satisfaction Calendar Q4 2021*


95.1%
95.5%
95.1%
Overall Customer Service
Would Purchase Again
Would Recommend to a Friend

Key Takeaways:

- Brand satisfaction surged in Calendar Q4 of 2021
- Intent to repurchase and recommend the brand improved significantly *(cbdMD ranked in the Top 10 for all brands)*
- cbdMD purchaser spend per product increased despite an industry-wide decline[1]

"Best gummies out there! I love these gummies! They give you the best of everything that CBD and hemp has to offer. I love full spectrum products and cbdMD is the best! I use these everyday in the morning and at night."

- Sammi L.
Verified Buyer, March 9, 2022

"I've got to stay calm under pressure, and cbdMD helps me stay on top of my game."

- Bubba Watson
Masters Tournament Winner (2012, 2014); 12 PGA Tour Wins;
U.S. National Team - Presidents Cup Winner (2011, 2015)

* Brightfield W4 2021 analysis of cbdMD
[1] Source: Brightfield Group Report 2022

cbdMD

Omni-channel Access

We want to make it easy for consumers to find and purchase cbdMD or Paw CBD products. Our strength has historically been online; we are bolstering channel expertise and working with the right channel partners.

Direct to Consumer

Continue to dominate online market share with best-in-class products and superb digital experience.

Wegmans

Mass Retail

Added resources with deep FMGC experience and are gaining momentum and market share in 2022.

GNC
LIVE WELL


cbdMD
GUMMIES
CBD

International Markets

cbdMD products are available in over 30 countries. With our regulatory rigor we have products registered in, and growing revenue in the UK, Japan, Central and South America.

Specialty Retail

Our sales teams continue to expand the existing +6,000 specialty locations and distributor relationships.

Making it easier than ever to feel better than ever!

Investment Highlights

Leading CBD Brands
cbdMD and Paw CBD are the leading CBD Brands, each servicing multi-billion dollar markets.

Award Winning Products and Industry First Milestones
Long list of product accolades including multiple years winning Product of the Year awards, NSF for Sport certification, UK FSA Validation, NASC Certification, Daytime Beauty Award for Best Sleep.

Proven Efficacy
Millions invested in our science to confirm (i) our products are safe and (ii) proven to improve mobility, mood, and pain for both humans and animals alike.

Strongest CBD at the Best Value
Some of the most unique, and affordable health & wellness choices in the CBD industry. Regular consumption of our CBD blends have positive impacts on our consumers' daily lives. We reconfigured our business to provide industry leading concentration at disruptive prices.

First in Class Product Development
Accelerating innovation in our product offering while elevating our brand's reputation and increasing our global footprint.

Diversified revenue channels
6,000 outlets, 30 countries and large online direct to consumer business (+1.5 million customers served). Continue to bolster channel expertise and focus on underpenetrated segments.

Significant Market Share Opportunity
Under 2% market share of highly fragmented +$6B CBD industry - significant market share and category growth and remains for the taking.

New, Profit Focused Management Team
Managed team is made up of seasoned operators, laser focused on driving strong, profitable growth.


cbdMD
FULL SPECTRUM
CALM GUMMIES
CBD + THC
200 MG
4 MG
PER SERVING
60 MIXED BERRY GUMMIES
ADULT USE ONLY 21+
DIETARY SUPPLEMENT

We believe cannabinoids are a once in a lifetime generational opportunity to provide solutions for alcoholism, opioid addiction, anxiety, chronic pain, and much more. cbdMD's goal is to develop easily accessible and affordable dietary supplements and therapeutic alternatives that help people live healthier lives with the hope of alleviating these wide range of medical problems.

Sales Growth.

Total net sales (in US dollars)


$23.6
Million
$41.8
Million
$44.5
Million
$137
Million
Fiscal Year Ended 2019
Fiscal Year Ended 2020
Fiscal Year Ended 2021
Cumulative Completion of Merger to Date*



*Through June 30, 2022

Financial Metrics.

Metric	Value
TOTAL CASH[1]	$9.6
WORKING CAPITAL[1]	$14.1
TOTAL ASSETS[1]	$57.1
TOTAL LIABILITIES[1,2]	$10.5
SHAREHOLDER EQUITY[1]	$46.6
SALES TTM[3]	$39.1

[1] All figures shown in millions US$ (June 30, 2022)
[2] Includes $702,000 non-cash contingent liability related to earn-out rights
[3] Trailing twelve months ending June 30, 2022

Operational & Ownership Metrics[1].

Direct-To-Consumer Net Sales by Brand (YTD)


83.0%
CBDMD
10.0%
PAW CBD
7%
OTHER

Wholesale Net Sales by Brand (YTD)


87.4%
CBDMD
12.6%
PAW CBD

Sales, General & Administrative Expenses (YTD)


32%
EMPLOYEE COSTS
22%
OTHER
3%
43%
SALES & MARKETING

Overall Net Sales by Channel (YTD)


73.2%
E-COMMERCE CBDMD.COM
26.8%
WHOLESALE & RETAIL

Ownership of Common Stock


70%
PUBLIC
30%
OFFICERS & DIRECTORS

Institutional & Retail Ownership (as % of Float)


83.0%
RETAIL
17.0%
INSTITUTIONAL

Listing & Capitalization Information

Common Stock	YCBD
8.0% Series Cumulative Convertible Preferred Stock	YCBDpA
Exchange	NYSE American
Common Shares Outstanding[2,3]	60,560,595
Preferred Shares Outstanding[2]	5,000,000
FY End	

1 as of June 30, 2022
2 as of August 10, 2022
3 excludes
- 8,333,000 shares of common stock issuable upon conversion of 5,000,000 shares of 8.0% Series A Cumulative Convertible Preferred Stock
- up to 5,548,422 in potential earn out shares
- 2,357,500 shares of common stock issuable upon the exercise of outstanding options with a weighted average exercise price of $3.96
- 558,333 shares of common stock issuable upon unvested restricted stock awards
- 900,417 shares of common stock issuable upon the exercise of outstanding warrants with a weighted average exercise price of $4.60



Thank **You**.

For More Information:

ir@cbdmd.com
+1 (704) 445-3064

cbdMD